SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 27, 2003
                Date of Report (date of earliest event reported)

                               DIGITALTHINK, INC.

             (Exact name of Registrant as specified in its charter)

    DELAWARE                       000-28687                  94-3244366
--------------------------------------------------------------------------------
(State or other            (Commission File Number)   (I.R.S. or Identification
jurisdiction of Employer                                       Number)
incorporation organization)


                               601 BRANNAN STREET
                         SAN FRANCISCO, CALIFORNIA 94107
                    (Address of principal executive offices)

                                 (415) 625-4000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Item 5. Other Items

         On January 27, 2003, DigitalThink issued a press release in the form attached as Exhibit 99.1, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

The exhibit listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K:

c) Exhibit

99.1     Press release dated January 27, 2003 announcing the addition of J. Jay
         Tyler as Executive Vice President of Sales and Marketing


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   January 27, 2003                  DIGITALTHINK, INC.


                                           /s/MICHAEL W. POPE
                                           ------------------------------------
                                           Michael W. Pope
                                           President and Chief Executive Officer

                               DIGITALTHINK, INC.

                            EXHIBIT INDEX TO FORM 8-K
                             Dated January 27, 2003

Exhibits

99.1     Press release dated January 27, 2003 announcing the addition of J. Jay
         Tyler as Executive Vice President of Sales and Marketing